UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                  March 1, 2004
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                Date of report (Date of earliest event reported)

                               TierOne Corporation
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             (Exact name of registrant as specified in its charter)

      Wisconsin                     000-50015                  04-3638672
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

1235 "N" Street, Lincoln, Nebraska                                      68508
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(Address of principal executive offices)                             (Zip Code)

                                 (402) 475-0521
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

      The following exhibit is filed herewith.

      Exhibit Number    Description

            99.1        Press Release dated March 1, 2004

ITEM 9. Regulation FD Disclosure

      On March 1, 2004, TierOne Corporation (the "Company") issued a press release announcing the declaration of its first quarterly cash dividend.

      The Company's press release dated March 1, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TIERONE CORPORATION


Date: March 2, 2004        By: /s/ Gilbert G. Lundstrom
                               ------------------------
                               Gilbert G. Lundstrom
                               Chairman of the Board and
                                Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

99.1                   Press Release dated March 1, 2004